Property and Equipment	12 Months Ended
Dec. 31, 2017
Property and Equipment
Property and Equipment

Note 9: Property and Equipment

Property and equipment is stated on the basis of cost. Provisions for depreciation of buildings and equipment are computed generally by the straight‑line method at rates based on their estimated useful lives (12 to 50 years for buildings and 3 to 25 years for equipment). We review the carrying value of long‑lived assets for potential impairment on a periodic basis and whenever events or changes in circumstances indicate the carrying value of an asset may not be recoverable. Impairment is determined by comparing projected undiscounted cash flows to be generated by the asset to its carrying value. If an impairment is identified, a loss is recorded equal to the excess of the asset’s net book value over its fair value, and the cost basis is adjusted.

At December 31, property and equipment consisted of the following:

	2017	2016
Land	$25.1	$17.7
Buildings	557.7	457.8
Equipment	994.5	880.8
Construction in progress	177.1	146.6
	1,754.4	1,502.9
Less accumulated depreciation	(834.1)	(761.1)
Property and equipment, net	$920.3	$741.8

Depreciation expense related to property and equipment and rental expense for all leases was as follows:

	2017	2016	2015
Depreciation expense	$79.8	$75.7	$71.6
Rental expense	47.1	41.8	37.7

The future minimum rental commitments under non‑cancelable operating leases that are expected to transfer to Elanco are as follows:

						After
	2018	2019	2020	2021	2022	2022
Lease commitments	$20.0	$18.1	$16.7	$15.1	$12.5	$27.3